Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

         This Third Amendment to Amended and Restated Loan and Security Agreement (“Amendment”) is made this 6th day of June, 2005, by and among PHOENIX COLOR CORP., PCC EXPRESS, INC., TECHNIGRAPHIX, INC., PHOENIX (MD.) REALTY, LLC, and PHOENIX COLOR FULFILLMENT, INC., (each is referred to individually as a “Borrower” and collectively, as the “Borrowers”), the lending institutions listed from time to time on Schedule 1.1(a) to the Credit Agreement (as defined below) (singly, a “Lender” and collectively, “Lenders”), and Wachovia Bank, National Association, as administrative agent for Lenders (in such capacity, “Agent”).

BACKGROUND

         A. Borrowers, Agent and Lenders are parties to a Amended and Restated Loan and Security Agreement dated September 30, 2003 (as amended or otherwise modified from time to time, the “Credit Agreement”), pursuant to which certain financing arrangements were established for the benefit of Borrowers. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         B. Borrowers have requested that Agent and Lenders modify, in certain respects, the Credit Agreement and Agent and Lenders have agreed to make such modifications, all as more fully set forth herein and subject to the terms and conditions hereof.

         NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Amendment. The Credit Agreement is amended as follows:

                   (a) Definitions. The following definition contained in Section 1.1 of the Credit Agreement is amended and restated as follows:

“Committed Amount” shall mean $15,000,000, but not exceeding the maximum committed amount for such Lender set forth on Schedule 1.1(a).

                   (b) Schedule 1.1(a). An amended and restated Schedule 1.1(a) is attached hereto.

         2. Effectiveness Conditions. This Amendment shall become effective upon the satisfactory completion, as determined by Agent in its discretion, of the following conditions (“Effectiveness Conditions”) (all documents to be in form and substance satisfactory to Agent):

                   (a) Execution and delivery by all parties of this Amendment;

                   (b) Delivery of all consents and approvals of the boards of directors, shareholders and other applicable third parties necessary in connection with this transaction shall have been obtained;

                   (c) No Default or Event of Default exists; and

                   (d) Payment of Expenses.

         3. Representations and Warranties. Each Borrower warrants and represents to Agent and Lenders that:

                   (a) Prior Representations. As of the date of this Amendment, all warranties and representations set forth in the Credit Agreement and Loan Documents are true and correct in all material respects, both before and after giving effect to this Amendment.

                   (b) No Default. No Default or Event of Default is outstanding or would exist after giving effect to this Amendment.

         4. Incorporation into Existing Loan Documents. The parties acknowledge and agree that this Amendment is incorporated into and made part of the Credit Agreement and Loan Documents, the terms and provisions of which, unless expressly modified herein, are hereby ratified and confirmed and continue unchanged and in full force and effect. Any future reference to the Credit Agreement or Loan Documents shall mean the Credit Agreement or Loan Documents as amended hereby. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Loan Documents, the terms and provisions hereof shall control.

         5. Miscellaneous.

                   (a) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

                   (b) Other Instruments. Each Borrower shall execute any other documents, instruments and writings, in form and substance satisfactory to Agent, as Agent may reasonably request, to carry out the intentions of the parties hereunder.

                   (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

                   (d) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

                   (e) Governing Law. The terms and conditions of this Amendment shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts and laws.

                   (f) Counterparts. This Amendment may be executed in counterpart all, of which counterparts taken together shall constitute one completed fully executed document. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

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                   (g) WAIVER OF JURY TRIAL. BORROWERS, AGENT AND LENDERS, BY THEIR EXECUTION OF THIS AMENDMENT, EACH REAFFIRM THEIR WAIVER OF THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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         Dated the date and year first written above.

BORROWERS: AGENT:	PHOENIX COLOR CORP.

By:       /s/Edward Lieberman
             ———————————————————
Name:  Edward Lieberman
             ———————————————————
Title:    Chief Financial Officer
             ———————————————————

PCC EXPRESS, INC.

By:       /s/Edward Lieberman
             ———————————————————
Name:  Edward Lieberman
             ———————————————————
Title:    Chief Financial Officer
             ———————————————————

TECHNIGRAPHIX, INC.

By:       /s/Edward Lieberman
             ———————————————————
Name:  Edward Lieberman
             ———————————————————
Title:    Chief Financial Officer
             ———————————————————

PHOENIX (MD.) REALTY, LLC

By:       /s/Edward Lieberman
             ———————————————————
Name:  Edward Lieberman
             ———————————————————
Title:    Chief Financial Officer
             ———————————————————

PHOENIX COLOR FULFILLMENT, INC.

By:       /s/Edward Lieberman
             ———————————————————
Name:  Edward Lieberman
             ———————————————————
Title:    Chief Financial Officer
             ———————————————————

WACHOVIA BANK, NATIONAL ASSOCIATION

By:       /s/Margaret A. Byrne
             ———————————————————
Name:  Margaret A. Byrne
             ———————————————————
Title:    Vice President
———————————————————

[SIGNATURE PAGE TO SECOND AMENDMENT]

LENDER	WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/Margaret A. Byrne ——————————————————— Name: Margaret A. Byrne ——————————————————— Title: Vice President ———————————————————

[SIGNATURE PAGE TO THIRD AMENDMENT]

AMENDED AND RESTATED SCHEDULE 1.1(A)

Lender	Commitment Percentage	Committed Amount

Wachovia Bank, National Association	100%	$15,000,000

[SIGNATURE PAGE TO THIRD AMENDMENT]